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                                                                   EXHIBIT 10.32






                              ASSUMPTION AGREEMENT



                 THIS ASSUMPTION AGREEMENT (this "Agreement") is entered into as of the 20th day of September, 1996, between Trinity Industries, Inc. ("Trinity") and Halter Marine Group, Inc. ("Halter").

                 For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Assumption of Liabilities

                 Pursuant to the provisions of the Exchange Agreement of even date herewith between Trinity and Halter (the "Exchange Agreement"), and as part of the Consolidation Transactions (as defined in the Exchange Agreement), Halter hereby assumes the Specified Trinity Liabilities. As used in this Agreement, "Specified Trinity Liabilities" means the liabilities for borrowed money owed by Trinity to the two financial instructions listed on Exhibit A in the aggregate amount of $50,000,000, which amount will be adjusted to take into account the actual amount of indebtedness of Trinity associated with the Company Business (as defined in Halter's Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission, Registration No. 333-6967 (the "Registration Statement")) existing as of the date of the closing of Halter's public offering of common stock which is being effected pursuant to the Registration Statement. The aggregate amount of indebtedness being assumed, as so adjusted, will be set forth in a certificate to be executed by Trinity and Halter as soon as practicable following the closing date of such offering (the "Certificate"). The aggregate Specified Trinity Liabilities shall be allocated as Trinity shall elect between indebtedness to each of the financial institutions listed on Exhibit A, and such allocation shall be set forth in the Certificate.

2.     Governing Law.

                 This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without giving effect to principles of conflict of laws.





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                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        TRINITY INDUSTRIES, INC.




                                        By: /s/ F. DEAN PHELPS
                                            -----------------------------------
                                            F. Dean Phelps
                                            Vice President




                                        HALTER MARINE GROUP, INC.




                                        By: /s/ JOHN DANE III
                                           ------------------------------------
                                           John Dane III
                                           President and Chief Executive Officer





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                                   EXHIBIT A


The Bank of Tokyo, Ltd.

Mitsubishi, Ltd.